BROADRIDGE FINANCIAL SOLUTIONS INC.

TOUCH TONE VOTING SCRIPT

SINGLE, NON-DIRECTOR PROPOSAL

(888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

“Welcome.  Please enter the control number located on the upper portion of your proxy card.”

When shareholder enters the control number, he/she will hear:

“To vote as the ** Board recommends, press 1 now.  To vote otherwise, press 0 now.”

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

“You have voted as the Board recommended.  If this is correct, press 1.  If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

“To vote as the ** Board recommends, press 1 now.  To vote otherwise, press 0 now.”

If shareholder elects to vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.

MANAGEMENT INFORMATION SERVICES

6/24/2008

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

“Proposal 1:          To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.”

When the shareholder has finished voting on Proposal 1, he/she will hear:

“Your vote has been cast as follows (vote is given). If this is correct, press 1. If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

“To vote as the ** Board recommends, press 1 now.  To vote otherwise, press 0 now.”

If shareholder elects to vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.